UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On April 26, 2024, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Traxion.GG Limited (“Traxion.GG”). Pursuant to the Agreement, the Company sold to Traxion.GG certain of the Company’s assets related to the Company’s motorsport and racing games community content platform (“Traxion”). Such sale, closed on April 26, 2024, was in furtherance of streamlining the Company’s operations, reduction of operational costs and divestiture of non-core components. The consideration of the assets was $250,000 consisting of $200,000 cash payment at closing and $50,000 in value of marketing services to be provided by Traxion.GG to the Company during the period from April 26, 2024 through December 31, 2026 on YouTube, Twitch, Instagram, X (formerly known as Twitter) and Facebook, and access to the Traxion YouTube and Twitch channels for Le Mans Virtual Series and key esports and gaming events as agreed between Traxion.GG and the Company.

The above description of the Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein. Copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Asset Purchase Agreement, dated as of April 26, 2024, between the Company and Traxion.GG Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: May 1, 2024	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as of April 26, 2024, between the Company and Traxion.GG Limited

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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